WAIVER AGREEMENT

         This Waiver Agreement ("Agreement") dated as of the 22nd day of September, 1998, by and between V-ONE Corporation, a Delaware corporation ("Company"), and Advantage Fund II Ltd., a British Virgin Islands corporation ("Fund").


                                   WITNESSETH

         WHEREAS, pursuant to that certain Certificate of Designations dated December 8, 1997 ("Certificate"), the Company authorized 4,000 shares of Series A Convertible Preferred Stock, par value $.001 per share ("Preferred Stock"), the rights, preferences and privileges of which are set forth in the Certificate; and

         WHEREAS, pursuant to that certain Subscription Agreement dated as of December 3, 1997 by and between the Company and the Fund ("Subscription Agreement"), the Company issued and sold to the Fund 4,000 shares of Preferred Stock ("Advantage Shares"); and

         WHEREAS, the Fund currently holds 2,462 Advantage Shares; and

         WHEREAS, pursuant to the Certificate, the Fund has the right to convert the Advantage Shares into a certain number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") or in certain circumstances to require the Company to redeem the Advantage Shares; and

         WHEREAS, the Company desires to induce the Fund to agree not to exercise certain of its rights under the Certificate;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. For the period beginning on the date of this Agreement and ending on November 20, 1998 ("Term") as long as the Company is in compliance with its obligations to the Fund under the Certificate, the Subscription Agreement, the Registration Rights Agreement dated as of December 3, 1997, as amended by Amendment No. 1 (as hereinafter defined) between the Company and the Fund (as amended, the "Registration Rights Agreement"), and any other agreements between the Company and the Fund, as the Certificate and such agreements are amended by this Agreement:

             (a) the Fund hereby waives its right to convert the Advantage Shares into shares of Common Stock and warrants to purchase Common Stock pursuant to Section 10(a) of the Certificate; and

             (b) the Fund hereby waives its right to require the Company to redeem the Advantage Shares pursuant to Section 7(a)(2) of the Certificate.

         2. The parties agree that the Company shall have the right, at its option, to redeem the Advantage Shares at a price of $1,300 per share at any time during the Term without regard to any contrary provisions in the Certificate. If the Advantage Shares are redeemed, all accrued dividends on the Advantage Shares shall be waived by the Fund (without any additional payment by the Company).

          3. For the period beginning on December 8, 1997 and ending on November 20, 1998, the Fund hereby waives its right to an adjustment to the "Ceiling
Price" and the "Conversion Percentage" (as such terms are defined in the Certificate) and waives its right to the "Periodic Amount" pursuant to Section 2(c) of the Registration Rights Agreement. The term "Periodic Amount" is defined in such Section 2(c).

          4. The Fund agrees that none of the transactions  contemplated by this
Agreement  shall  give  rise  to  an  "Optional   Redemption  Event"  under  the
Certificate (as such term is defined in the Certificate).

          5. On the date hereof, the Fund shall receive (a) warrants ("New Warrants") to purchase 100,000 shares of Common Stock at an exercise price of $2.125 per share, the term of which New Warrants shall expire on September 21, 2003, and (b) warrants ("Conversion Warrants") to purchase 389,441 shares of Common Stock at an exercise price of $4.77 per share, the term of which Conversion Warrants shall expire on September 21, 2003. The New Warrants and the Conversion Warrants (collectively, "Additional Warrants") shall be in the form attached hereto as Exhibit A.

          6. The Fund agrees not to sell, transfer or otherwise dispose of (collectively "transfer") any of the Advantage Shares unless, prior to any such proposed transfer, (i) the Company is furnished with written notice of the name and address of such transferee, (ii) at or before the time the Company receives the written notice contemplated by clause (i) of this sentence, the transferee agrees in writing for the benefit of the Company to be bound by all of the provisions contained in this Agreement (including without limitation Exhibit D hereto) following such transfer, (iii) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement, the Certificate, the Securities Act of 1933, as amended ("1933 Act"), and applicable state securities laws, and (iv) the further transfer of such the Advantage Shares by the transferee (and any subsequent transferees) is restricted pursuant to the provisions of this Agreement.

          7. The Fund agrees that, whether or not the Advantage Shares are redeemed during the Term or otherwise, if some or all of the Advantage Shares are, on or after the date hereof, converted into shares of Common Stock pursuant to Section 10 of the Certificate or otherwise, no "Warrants" (as such term is defined in the Certificate) shall be issued to the Fund or any subsequent holder of the Advantage Shares upon such conversion. The Fund and the Company agree to deliver a letter to the Company's transfer agent and registrar (American Stock Transfer & Trust Company), in the form attached hereto as Exhibit D, to this effect and instructing such transfer agent and registrar to issue shares of Common Stock upon exercise of the Additional Warrants.

          8. On the date hereof and as conditions to the effectiveness hereof, the Company and the Fund shall enter into Amendment No. 1 in the form attached hereto as Exhibit B ("Amendment No. 1") to the Registration Rights Agreement and the Company shall deliver to the Fund an opinion of Kirkpatrick & Lockhart LLP substantially in the form attached hereto as Exhibit C.

          9. The Fund represents and warrants to the Company that:

             (a) The Advantage Shares are owned by the Fund free and clear of any and all liens and/or encumbrances;

             (b) Each of this Agreement and Amendment No. 1 has been duly and validly authorized by the Fund, this Agreement has been, and Amendment No. 1 will be, duly executed and delivered on behalf of the Fund and this Agreement is, and Amendment No. 1, when executed and delivered by the Fund, will be, valid and binding obligations of the Fund enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally;

             (c) The Fund is acquiring the Additional Warrants and will purchase the shares of Common Stock issuable on exercise of the Additional Warrants (collectively, the "Shares") for its own account for investment only and not with a view to, or for sale in connection with, the distribution thereof;

             (d) On the date hereof the Fund is, and on each date the Additional Warrants are exercised the Fund will be, an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

             (e) All subsequent offers and sales of the Additional Warrants and the Shares by the Fund shall be made pursuant to registration of such securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

             (f) The Fund has no present intention of distributing or selling the Additional Warrants or the Shares;

             (g) The Fund understands that the Additional Warrants are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Fund's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Fund set forth herein in order to determine the availability of such exemptions and the eligibility of the Fund to acquire the Additional Warrants and to receive an offer of the Shares;

                  (h) The Fund and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Additional Warrants and the offer of the Shares that have been requested by the Fund; the Fund and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Fund has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 and (3) proxy statement for the Company's 1998 Annual Meeting of Stockholders (collectively, "SEC Reports"), in each case as filed with the Securities and Exchange Commission ("SEC"); and the Fund understands that its investment in the Shares involves a high degree of risk;

                  (i) The Fund has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Additional Warrants and the Shares, and is able to bear the economic risk of this investment for an indefinite period of time; and

                  (j) The Fund understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

         10. The Company represents and warrants to the Fund that:

             (a) This Agreement, Amendment No. 1 and the Additional Warrants have been duly and validly authorized by the Company, this Agreement has been, and Amendment No. 1 and the Additional Warrants will be, duly executed and delivered on behalf of the Company and this Agreement is, and Amendment No. 1 and the Additional Warrants, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally;

             (b) The shares of Common Stock, when issued on exercise of the Additional Warrants, will be duly and validly issued, fully paid and nonassessable;

             (c) The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Additional Warrants as contemplated by this Agreement and the other transactions contemplated by this Agreement and Amendment No. 1 do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or the by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound that would have a material adverse effect on the

         Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company;

             (d) No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of this Agreement and Amendment No. 1 (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto), (2) the issuance of the Additional Warrants as contemplated by this Agreement, (3) the issuance of the Shares and (4) the filing of an additional listing application with Nasdaq with respect to the Shares;

             (e) The SEC Reports do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than (i) the existence of this Agreement and the transactions contemplated thereby, (ii) the fact that an Inconvertibility Notice was required to be sent to the Fund pursuant to Section 7(a)(2) of the Certificate (and the consequences of such requirement), and (iii) the Company's financial condition and results of operations subsequent to June 30, 1998. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since August 6, 1998;

             (f) Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports; and

             (g) The Company has timely filed all required forms, reports and other documents with the SEC. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended.

         11. The Company agrees to file an additional listing application with respect to the Shares with the Nasdaq National Market within 7 days of the date of this Agreement.

         12. The Fund acknowledges that (a) the Additional Warrants and, except as provided in Amendment No. 1, the Shares have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (i) subsequently registered thereunder or (ii) the Fund shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Additional Warrants or the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (b) any resale of the Additional Warrants or the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of the Additional Warrants or the Shares under circumstances in which the seller, or the person through whom the resale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (c) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to Amendment No. 1) or the Additional Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Amendment No. 1).

         13. The Fund acknowledges and agrees that the Additional Warrants shall
bear   restrictive   legends  in   substantially   the  following  form  (and  a
stop-transfer order may be placed against transfer of the Additional Warrants):

              These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities and of the shares of common stock issuable upon exercise of these securities are not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired, and such shares of common stock must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

          14. The Fund acknowledges and agrees that, until such time as the Shares have been registered for resale under the 1933 Act as contemplated by Amendment No. 1, the certificates for the Shares issued on exercise of the Additional Warrants shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):

              The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities is not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

          15. On the date hereof, the Company shall pay the Fund $10,000 with respect to the Fund's costs and expenses (including attorneys' fees and expenses) incurred and to be incurred by the Fund in connection with this Agreement, Amendment No. 1 and the transactions contemplated hereby and thereby.

          16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Maryland in any suit or proceeding based on or arising under this Agreement or relating to the Additional Warrants or the Shares, and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon either party, mailed by first class mail, shall be deemed in every respect effective service of process on such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          17. Failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          18. Except as expressly provided herein, all of the terms and provisions of the Certificate shall continue in full force and effect and nothing contained herein shall be deemed to constitute a waiver by the Fund of any of its rights under the Certificate, the Subscription Agreement, the Registration Rights Agreement or any other agreement among the Company and the Fund.

          19. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              V-ONE CORPORATION


                              By:  /s/      Charles B. Griffis
                                   ---------------------------------------------
                                   Charles B. Griffis, Senior Vice President
                                      and Chief Financial Officer


                              ADVANTAGE FUND II LTD.


                              By:  /s/      Kieran Conroy
                                   ---------------------------------------------
                                   Inter Caribbean Services Ltd.
                                   Secretary

                                                                       EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THESE SECURITIES AND OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
THESE SECURITIES ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                            Right to Purchase ________ Shares of
                                            Common Stock of V-ONE Corporation


                                V-ONE CORPORATION

                          Common Stock Purchase Warrant


         V-ONE CORPORATION, a Delaware corporation (the "Company"), hereby certifies that, for value received, ADVANTAGE FUND II LTD., a British Virgin Islands corporation, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., New York City time, on the Expiration Date (as defined herein), fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

              (a) The term "Business Day" as used herein shall mean a day on which the New York Stock Exchange is open for business.

              (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

              (c) The term "Company" shall include V-ONE Corporation and any corporation that shall succeed to or assume the obligation of V-ONE Corporation hereunder.

              (d) The term "Expiration Date" refers to September 21, 2003.

              (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

              (f) The term "Purchase Price" shall mean $__________, subject to adjustment as provided in this Warrant.

              1. EXERCISE OF WARRANT.

              1.1 EXERCISE AT OPTION OF HOLDER. (a) This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise, the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

              (b) Notwithstanding any other provision of this Warrant, in no event shall the holder of this Warrant be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and any person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 13D-G thereunder (each an "Aggregated Person" and collectively, the "Aggregated Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unexercised portion of this Warrant, any warrant containing a restriction similar to this Section 1.1(b) and shares of Series A Convertible Preferred Stock, $.001 par value, of the Company (the "Series A Convertible Preferred Stock"), if any, beneficially owned by all such Aggregated Persons) and (2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by any Aggregated Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

              1.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      ------
                         A

         Where:   X = the number of shares of Common Stock to be issued to the
                      Holder

                  Y = the number of shares of Common Stock as to which this
                      Warrant  is to be exercised

                  A = the current fair market value of one share of Common Stock calculated  as  of  the  last  trading  day  immediately
                      preceding   the exercise of this Warrant

                  B = the Purchase Price

              As used herein, current fair market value of Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five Business Days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a Business Day, the Business Day next preceding such day) and the four consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

              2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with such exercise. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure.

              3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, all the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

              (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

              (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

              (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that such Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

              4. EXERCISE UPON REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) effect an exchange of outstanding shares of the Company for securities of any other person or (d) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, merger, share exchange, sale or conveyance, the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company purchasable and receivable upon exercise of the rights represented hereby immediately prior to such transaction) to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, share exchange, sale or conveyance; provided, however, that in the event (a) the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of Common Stock of the Company purchasable and receivable upon the exercise of the rights represented hereby immediately prior to such transaction is in excess of the Purchase Price hereof in effect at the time of such reorganization, consolidation, merger, share exchange, sale or conveyance (after giving effect to any adjustment in such Purchase Price required to be made under the terms of this Warrant), and (b) the securities, if any, to be received in such reorganization, consolidation, merger, share exchange, sale or conveyance are publicly traded, then if the Company gives the Holder at least 20 Business Days (or such lesser period as the Company gives notice of such transaction to the holders of the outstanding shares of Common Stock) prior notice of such reorganization, merger, share exchange, sale or conveyance this Warrant shall expire unless exercised prior to such reorganization, consolidation, merger, share exchange, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section shall apply to successive reorganizations, consolidations, mergers, share exchanges, sales and conveyances.

              5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

              6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

              7. NOTICES OF RECORD DATE, ETC. In the event of

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

              8. RESERVATION OF STOCK, ETC., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

              9. Transfer of Warrant. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

              10. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

              11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock that may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

              12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

              13. Warrant AGENT. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

              14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

              15. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              16. NOTICES, ETC. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 10.

              17. Investment Representations. By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering of this Warrant. The Holder asserts that it is an "accredited investor" as defined in Rule 501(a)(3) under the Securities Act, it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of this Warrant, and is able to bear the economic risk of the investment. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Registration Rights Agreement dated as of December 3, 1997 between the original Holder and the Company, as amended or modified on the date hereof and as subsequently amended or modified from time to time (the "Registration Rights Agreement"), the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of the Holder contained herein. The Holder further recognizes and acknowledges that, because this Warrant and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock have theretofore been registered for resale or are otherwise exempt from registration under the Securities Act, the Company may require, as a condition to the issuance of Common Stock upon the exercise of this Warrant (i) in the case of an exercise in accordance with Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this
Section 17 or (ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion (in form and substance reasonably satisfactory to the Company) of counsel reasonably satisfactory to the Company that the shares of Common Stock to be issued upon such exercise may be issued without registration under the Securities Act.

              18. LEGEND. Unless theretofore registered for resale under the Securities Act or otherwise exempt from registration under the Securities Act in a manner that would no longer require such legend when issued upon exercise of this Warrant and when resold thereafter, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

              The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
              "Act"), or any state securities laws. The sale to the holder of these securities is not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

              19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

              IN WITNESS WHEREOF, V-ONE Corporation has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                  V-ONE CORPORATION


                                       By:
                                       ----------------------------------------
                                       Name: Charles B. Griffis
                                       Title:  Senior Vice President and Chief
                                                  Financial Officer

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO V-ONE CORPORATION

         1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of V-ONE Corporation, a Delaware corporation (the "Company").

         2.  The undersigned Holder (check one):

________ (a) elects  to  pay  the  aggregate  purchase  price for such shares of
             Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

             or

________ (b) elects  to  receive  shares  of  Common  Stock having a value equal to the value of the Warrant  calculated in accordance  with Section
             1.2 of the Warrant.

         3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

         Name:

         Address:



Dated:____________ ___, _____
                                             (Signature must conform to name of
                                              Holder as specified on the face of
                                              the Warrant)




                                                          (Address)

                                                                  Exhibit B
                                                                       to
                                                                Waiver Agreement


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1, dated as of September 22, 1998 (this "Amendment"), to the Registration Rights Agreement, dated as of December 3, 1997, by and between V-ONE CORPORATION, a Delaware corporation (the "Company"), and ADVANTAGE FUND II LTD., a British Virgin Islands corporation (the "Initial Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Initial Investor are parties to a Registration Rights Agreement, dated as of December 3, 1997 (the "Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights under the Securities Act with respect to shares of Common Stock issuable upon conversion of the Preferred Shares and the exercise of common stock purchase warrants issuable upon conversion of such Preferred Shares;

         WHEREAS, the Company and the Initial Investor are parties to a Waiver Agreement, dated the date hereof (the "Waiver Agreement"), pursuant to which the Company is issuing to the Initial Investor common stock purchase warrants (the "Additional Warrants") to purchase an aggregate of 489,441 shares (the "Additional Warrant Shares") of Common Stock; and

         WHEREAS, the Company and the Initial Investor wish to amend the Registration Rights Agreement to cover the shares of Common Stock issuable upon exercise of the Additional Warrants;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby amended as follows:

         (a) The definition of "Registrable Securities" in Section 1 is amended to read in its entirety as follows:

                  "Registrable Securities" means the Conversion Shares, the Warrant Shares, any shares of Common Stock issued by the Company to any Investor as a dividend on the Preferred Shares, and the Additional Warrant Shares.

         (b) The definition of "Registration Period" in Section 1 is amended to read in its entirety as follows:

                  "Registration Period" means (i) with respect to Registrable Securities other than the Additional Warrant Shares, the period from the Closing Date to the earlier of (A) the date which is three years after the Closing Date and (B) the date on which Investors no longer beneficially own any such Registrable Securities and (ii) with respect to the Additional Warrant Shares, the period from the date the Additional Warrants are issued pursuant to the Waiver Agreement to the earlier of (A) the date which is three years after such issuance date and (B) the date on which Investors no longer beneficially own any such Registrable Securities.

         (c) Section 2(a) is amended by deleting the second and third sentences of Section 2(a) and adding the following in lieu thereof:

         With respect to the Additional Warrant Shares, the Company shall prepare, and on or prior to the date which is 45 days after the date the Additional Warrants are first issued, file with the SEC a separate Registration Statement on Form S-3 which covers the resale by the Initial Investor of the number of shares of Common Stock issuable upon exercise of the Additional Warrants. If at any time the number of shares of Common Stock included in (i) the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted Preferred Shares and exercise in full of the Warrants that have been issued prior to the date of Amendment No. 1 to this Agreement or (ii) the Registration Statement required to be filed as provided in the second sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on exercise in full of the Additional Warrants, then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first or second sentence, as applicable, of this
         Section 2(a)) covering such number of shares of Common Stock as shall be sufficient to permit such conversion or exercise. For all purposes of this Agreement such additional Registration Statements shall be deemed to be the Registration Statements required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statements as they shall have with respect to the initial Registration Statements required to be filed by the Company pursuant to this Section 2(a). The Registration Statement required to be filed as provided in the second sentence of this Section 2(a) may also cover the resale of shares of Common Stock held by such other securityholders as the Company may reasonably desire upon notice thereof to the Initial Investor.

         (d) Section 2(c) is amended to add the following paragraph at the end thereof:

                  The foregoing provisions of Section 2(c) shall not apply to the Additional Warrants or the Additional Warrant Shares. With respect to the Additional Warrants and the Additional Warrant Shares, if (1) the Registration Statement covering the Additional Warrant Shares which is required to be filed by the Company pursuant to the second sentence of Section 2(a) hereof is not ordered effective by the SEC within 100 days after the date the Additional Warrants are issued or (2) such Registration Statement shall cease to be available for use by any holder of Additional Warrants which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in such
         Registration   Statement   or  the   information   contained   in  such
         Registration Statement having become outdated), then upon such occurrence and on each monthly anniversary thereof for so long as any such occurrence or circumstances continue, the Company shall promptly pay to the Initial Investor $10,000 (prorated for any partial month in which such amount is due); provided, however; that the maximum aggregate amount paid pursuant to this paragraph shall not exceed $50,000.

         (e) Section 3(a) is deemed amended such that the filing of a Registration Statement with the SEC with respect to Registrable Securities which are Additional Warrants Shares shall be required to be made by the Company not later than 45 days after the date the Additional Warrants are first issued.

         2. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date and time when the Additional Warrants are issued and delivered to the Initial Investor in accordance with the Waiver Agreement.

         3. CONFIRMATION OF REGISTRATION RIGHTS AGREEMENT. Except as expressly amended by this Amendment, all of the terms and provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with its terms.

         4. Miscellaneous. (a) Capitalized terms used in this Amendment and defined herein shall have the respective meanings provided herein. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings provided in the Registration Rights Agreement.

         (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                           V-ONE CORPORATION



                                         By:
                                             --------------------------------
                                                     Charles B. Griffis
                                                   Senior Vice President
                                                 and Chief Financial Officer



                                          ADVANTAGE FUND II LTD.



                                         By:
                                             ---------------------------------
                                             Inter Caribbean Services Ltd.
                                             Secretary

                                                                      EXHIBIT C






                               September 22, 1998

Advantage Fund II Ltd.
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles

                                V-ONE CORPORATION
                                -----------------

Ladies and Gentlemen:

         We have acted as counsel to V-ONE Corporation, a Delaware corporation (the "Company"), in connection with the preparation, execution and delivery of the Waiver Agreement, dated as of September 22, 1998 (the "Agreement"), between the Company and Advantage Fund II Ltd., a British Virgin Islands corporation (the "Fund"). Each capitalized term used herein shall, unless otherwise defined herein or the context otherwise requires, has the meaning assigned to such term in the Agreement.

         In so acting, we have examined the Agreement, Amendment No. 1, the warrant relating to the New Warrants and the warrant relating to the Conversion Warrants (collectively, "Transaction Agreements") and the Company's Certificate of Incorporation, as in effect on the date hereof ("Certificate of Incorporation"), and we have examined and considered such corporate records, certificates and matters of law and have made such inquiries of officers of the Company, as we have deemed necessary or appropriate as a basis for our opinions set forth below.

         The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

         (a) We have assumed, without independent verification, the genuineness and authenticity of all signatures and original documents, the legal capacity of all natural persons, the conformity to originals of all documents submitted to us as copies thereof, the due authorization, execution and delivery (other than due authorization, execution, and delivery by the Company) of the Transaction Agreements, the due authorization, execution and delivery of which are prerequisite to the effectiveness of such documents, and that such documents constitute legal, valid and binding obligations of the parties thereto (other than the Company).

         (b) We have assumed that each of the parties to the Transaction Agreements other than the Company (the "Other Parties") has the legal right, capacity and power to enter into, enforce and perform all of its obligations

Advantage Fund II Ltd.
September 22, 1998
Page 2



under the Transaction Agreements. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Transaction Agreements by each of the Other Parties, and that the Transaction Agreements are valid and binding upon each of the Other Parties and are enforceable against each Other Party in accordance with their terms.

         We express no opinion as to the laws of the United States of America or any other jurisdiction, other than United States federal law, except, with respect to paragraphs (1), (2), (3), (4), (5), (8), (9) and (10) below, the laws of the State of Delaware and, with respect to paragraph (3) below and, to the extent applicable, paragraphs (4), (5), (6), (8), (9) and (10), the laws of the State of New York. Notwithstanding the foregoing, we express no opinion as to the securities or "blue sky" laws of any state, territory or possession of the United States of America.

         With respect to Section 1.1(b) of the New Warrants and of the Conversion Warrants (collectively "Additional Warrants"), we understand that the Fund will reach its own conclusion as to whether the Fund and its transferees will or will not be subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules and regulations promulgated thereunder and, consequently, the Fund has not asked us to express, and we do not express, any opinion on such matter.

         In furnishing the opinion regarding the valid existence and good standing of the Company, we have relied solely upon good standing, certificate of status of foreign corporation and franchise tax board certificates issued by representatives of the States of Maryland, New York and California on September 21, 1998, September 17, 1998, September 18, 1998 and September 21, 1998,
respectively, and by representatives of the State of Delaware on September 18, 1998.

         References in this opinion to "our knowledge" or "known to us" mean the conscious awareness of attorneys currently with this firm who have devoted substantive attention to matters for the Company, without any independent inquiry or investigation regarding such matters.

         Based upon and subject to the foregoing, we are of the opinion that:

                  (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. The Company has no subsidiaries;

                  (2)  The  Company  has  all  requisite   corporate  power  and
         authority to enter into the Agreement, Amendment No. 1 and the Additional Warrants and to consummate the transactions contemplated

Advantage Fund II Ltd.
September 22, 1998
Page 3


         thereby. The execution, delivery and performance of the Agreement, Amendment No. 1 and the Additional Warrants and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company;

                  (3) The Agreement, Amendment No. 1 and the Additional Warrants
         have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; provided, however, that the opinion as to enforceability of the Agreement, Amendment No. 1 and the Additional Warrants is subject to bankruptcy, insolvency, reorganization, moratorium, liquidation, receivership, fraudulent conveyance, fraudulent transfer or other similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application and provided further, however, that we express no opinion as to the enforceability of any indemnification and contribution provisions contained in the Registration Rights Agreement as amended by Amendment No. 1;

                  (4) The shares of Common Stock issuable on exercise of the Additional Warrants ("Shares") have been duly authorized and, when issued upon exercise of the Additional Warrants, in accordance with the terms of the Additional Warrants will be validly issued, fully-paid and non-assessable;

                  (5) As of the date hereof, the authorized capital stock of the Company consists of (a) 33,333,333 shares of Common Stock, and (b) 13,333,333 shares of Preferred Stock of which 4,000 shares have been
         designated  Series  A  Convertible   Preferred  Stock.   There  are  no
         preemptive rights of any stockholder of the Company, as such, to acquire the Shares or the Additional Warrants. To our knowledge, (a) the Common Stock is listed for trading on the Nasdaq National Market,
         (b) no suspension of trading in the Common Stock is in effect or threatened, and (c) the Company has not been notified since October 24, 1996 by Nasdaq of any failure to meet the criteria for continued listing and trading on Nasdaq. The authorized shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock conform in all material respects to the descriptions thereof contained in the registration statements and reports the Company has filed with the Securities and Exchange Commission ("SEC"); provided, however, that the descriptions of such options, warrants and other securities do not describe any anti-dilution adjustments that may be required as a result of the issuance of the Shares or the Additional Warrants and provided further, however, that such descriptions do not describe (a) any options that have been issued under the Company's 1996 Incentive Stock Plan or 1998 Incentive Stock Plan, or any amendment to the terms of such options, since the Company's Annual Report on Form 10-K for the year ended December 31, 1997 or warrants to purchase

Advantage Fund II Ltd.
September 22, 1998
Page 4



         20,000 shares of Common Stock issued to two of the Company's directors in August 1998;

                  (6) To our knowledge, except with respect to the agreements set forth on Schedule 3(b) to the Subscription Agreement dated as of December 3, 1997 between the Company and the Fund ("Subscription Agreement"), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement contemplated by Amendment No. 1 other than those rights that have been waived prior to the date hereof;

                  (7) Based on the Fund's representations, warranties and covenants set forth in the Agreement, the Additional Warrants may be issued to the Fund pursuant to the Agreement and the Shares may be issued to the Fund upon exercise of the Additional Warrants without registration under the Securities Act of 1933, as amended ("1933 Act"). In addition, for purposes of rendering the opinions set forth in this Paragraph (7), we have assumed that (a) all of the purchasers from the Company of the Additional Warrants are, and of the Shares will be, "accredited investors" within the meaning of Rule 501 of Regulation D,
         (b) the offering of the Additional Warrants and Shares cannot be integrated with any other offering of securities by the Company, (c) neither the Company nor any person acting on its behalf has offered the Additional Warrants or the Shares by means of any form of general solicitation or general advertising, (d) the limitations on resale of the Additional Warrants and the Shares are implemented by the Company as required by Rule 502(d) of Regulation D, and (e) the Company timely files a Form D and amendments thereto as required by Rule 503 of Regulation D;

                  (8) No authorization, approval or consent of, or filing with, any court, government body, regulatory agency, self-regulatory organization or stock exchange, market or automated quotation system or the stockholders of the Company is required to be obtained or made by the Company for the issuance and sale of the Additional Warrants as contemplated by the Agreement, or the issuance of the Shares on exercise of and as contemplated by the Additional Warrants, except such as have been obtained or made and other than (a) as may be required by Nasdaq with respect to the listing of the Shares, (b) such as may be required under the securities or "blue sky" laws of certain jurisdictions (as to which we express no opinion) and (c) the Form D to be filed by the Company with the SEC;

                  (9) Except as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Reports on Form 10-Q for the three months ended March 31, 1998 and June

Advantage Fund II Ltd.
September 22, 1998
Page 5


         30, 1998, to our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by the Agreement or any of the documents contemplated thereby or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Agreement, or any of such other documents;

                  (10) Except for certain registration rights contained in the agreements set forth in Items 1 through 14 of Schedule 3(b) of the Subscription Agreement, the execution, delivery and performance by the Company of the Agreement, Amendment No. 1 and the Additional Warrants, the offer, sale and issuance of the Additional Warrants and the issuance of the Shares, and the fulfillment of and the compliance with the respective terms thereof by the Company will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's certificate of incorporation or bylaws, or any law, statute, rule or regulation to which the Company is subject or any indenture, mortgage or material instrument or agreement to which the Company is a party or by which it or any of its property is bound, other than other than those rights or provisions that have been waived prior to the date hereof; provided, however, that we express no view as to whether the Transaction Agreements, the securities contemplated by the Subscription Agreement or the warrants originally issued to Wharton Capital Partners, Ltd. would cause a change in the terms of conversion or exercise of any security of the Company that is convertible into or exercisable for Common Stock; and

                  (11) To our knowledge after due inquiry, the Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the 1934 Act since October 24, 1996.

         These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by an other person. Except with our prior consent, the foregoing opinions are not to be used, circulated, quoted, published or otherwise referred to or disseminated for any other purpose or relied upon by any person or entity other than the addressee as described in the preceding sentence. Further, the foregoing opinions are given as of the date hereof and we assume no obligation to update or supplement these opinions to reflect any facts

Advantage Fund II Ltd.
September 22, 1998
Page 6

or circumstances that may hereafter come to our attention or any changes in laws that may hereafter occur.

                                                Very truly yours,


                                                Kirkpatrick & Lockhart LLP

                                                                       Exhibit D
                                                                       ---------

                                V-ONE CORPORATION
                       20250 Century Boulevard, Suite 300
                           Germantown, Maryland 20874

                             ADVANTAGE FUND II LTD.
                                    c/o CITCO
                                Kaya Flamboyan 9
                          Curacao, Netherlands Antilles

                               September 22, 1998


Mr. Herbert J. Lemmer
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY  11219

                  Re:  V-ONE Corporation - Series A Convertible Preferred Stock
                       --------------------------------------------------------

Dear Mr. Lemmer:

         This letter ("Letter") amends the instruction letter sent to American Stock Transfer & Trust Company ("AST") on December 8, 1997 ("Original Letter") regarding the private placement by V-ONE Corporation ("Company") of 4,000 shares of Series A Convertible Preferred Stock ("Series A Stock") to Advantage Fund II Ltd. ("Advantage") and AST's duties as Transfer Agent and Registrar for the Series A Stock.

         The Company and Advantage have entered into a Waiver Agreement dated as of September 22, 1998 ("Agreement"), a copy of which is included herewith as
Item 1, pursuant to which Advantage has, subject to the conditions set forth in the Agreement, agreed for a period beginning on September 22, 1998 and ending on November 20, 1998:

         1. not to convert the Series A Stock pursuant to Section 10(a) of the Certificate of Designations of the Series A Stock ("Certificate"),

         2. not to require the Company to redeem the Series A Stock pursuant to Section 7(a)(2) of the Certificate,

         3. to allow the Company, at its option, to redeem the Series A Stock for $1,300 per share, and

         4.   to waive its right to an  adjustment  to the  "Ceiling  Price" and
              "Conversion   Percentage"  (as  such  terms  are  defined  in  the
              Certificate).

Mr. Herbert J. Lemmer
American Stock Transfer & Trust Company
September 22, 1998
Page 2


         In consideration of the foregoing, the Company has issued to Advantage:

         1. warrants ("First Warrants") to purchase 100,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), at an exercise price of $2.125 per share, and

         2. warrants ("Second Warrants") to purchase 389,441 shares of Common Stock at an exercise price of $4.77 per share (collectively the First Warrants and the Second Warrants are referred to as the "New Warrants").

         In addition, the Agreement provides that, if some or all of the Series A Stock is converted into shares of Common Stock at any time on or after the date of the Agreement, no warrants ("Series A Warrants") shall be issued to Advantage or any subsequent holders of the Series A Stock pursuant to Section 10(a) of the Certificate. The Series A Stock shall be convertible solely into shares of Common Stock under the formula provided under Section 10(a) of the Certificate ("Conversion Shares") without any adjustment as a result of the fact that the Series A Warrants will no longer be issued.

         In connection with the execution of the Agreement, the Company and Advantage, the holder of all of the outstanding shares of Series A Stock, have agreed that the Original Letter shall be amended as follows:

         1. The Company hereby instructs AST to issue the Conversion Shares upon the conversion of the Series A Stock from time to time upon receipt of a Conversion Notice (as that term is defined in the Original Letter) as per the instructions in the Original Letter and according to the formula described in
Section 10(a) of the Certificate, but without any adjustment as a result of the fact that the Series A Warrants will no longer be issued. AST shall disregard receipt of a Conversion Notice (as that term is defined in the Original Letter) that requests Series A Warrants to be issued, shall not issue any Series A Warrants in connection with the conversion of Series A Stock and shall return all executed copies of the form of Series A Warrant to the Company.

         You shall continue to issue shares of Common Stock on exercise of Series A Warrants issued prior to the date of the Agreement.

         2. The Company hereby instructs AST to issue shares of Common Stock on exercise of the New Warrants.

         3. The New Warrants and the underlying Common Stock (collectively "Securities") are being offered in reliance on Rule 506 of Regulation D.

Mr. Herbert J. Lemmer
American Stock Transfer & Trust Company
September 22, 1998
Page 3


Therefore all subsequent offers and sales of the Securities by Advantage must be made pursuant to registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from such registration.

         4. Pursuant to Amendment No. 1 dated as of September 22, 1998 to the Registration Rights Agreement dated as of December 3, 1997 by and between the Company and Advantage, the Company has agreed to register under the 1933 Act the shares of Common Stock issuable on exercise of the New Warrants. Until such registration statement is effective, the shares of Common Stock issued on exercise of the New Warrants are subject to stop transfer instructions and must bear the restrictive legend included herewith as Item 2. In all other respects, the issuance and transfer of the shares of Common Stock issuable upon exercise of the New Warrants shall be treated as Common Shares (as that term is defined in the Original Letter) for purposes of the Original Letter.

         5. The Company and Advantage have the authority to amend the Original Letter pursuant to Section 4(b) of the Original Letter. Except as expressly amended hereby, the Original Letter shall remain in full force and effect.

Mr. Herbert J. Lemmer
American Stock Transfer & Trust Company
September 22, 1998
Page 4



                                          Very truly yours,

                                          V-ONE CORPORATION

                                          By:__________________________
                                                Name: Charles B. Griffis
                                                Title: Senior Vice President and
                                                         Chief Financial Officer

                                          ADVANTAGE FUND II LTD.

                                          By:__________________________
                                                Name: W.R. Weber
                                                Title: President

Receipt Acknowledged:
AMERICAN STOCK TRANSFER & TRUST
COMPANY

By:__________________________
      Name:
      Title:

                                                                         ITEM 1
                                                                         ------


                                WAIVER AGREEMENT

         This Waiver Agreement ("Agreement") dated as of the 22nd day of September, 1998, by and between V-ONE Corporation, a Delaware corporation ("Company"), and Advantage Fund II Ltd., a British Virgin Islands corporation ("Fund").


                                   WITNESSETH

         WHEREAS, pursuant to that certain Certificate of Designations dated December 8, 1997 ("Certificate"), the Company authorized 4,000 shares of Series A Convertible Preferred Stock, par value $.001 per share ("Preferred Stock"), the rights, preferences and privileges of which are set forth in the Certificate; and

         WHEREAS, pursuant to that certain Subscription Agreement dated as of December 3, 1997 by and between the Company and the Fund ("Subscription Agreement"), the Company issued and sold to the Fund 4,000 shares of Preferred Stock ("Advantage Shares"); and

         WHEREAS, the Fund currently holds 2,462 Advantage Shares; and

         WHEREAS, pursuant to the Certificate, the Fund has the right to convert the Advantage Shares into a certain number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") or in certain circumstances to require the Company to redeem the Advantage Shares; and

         WHEREAS, the Company desires to induce the Fund to agree not to exercise certain of its rights under the Certificate;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. For the period beginning on the date of this Agreement and ending on November 20, 1998 ("Term") as long as the Company is in compliance with its obligations to the Fund under the Certificate, the Subscription Agreement, the Registration Rights Agreement dated as of December 3, 1997, as amended by Amendment No. 1 (as hereinafter defined) between the Company and the Fund (as amended, the "Registration Rights Agreement"), and any other agreements between the Company and the Fund, as the Certificate and such agreements are amended by this Agreement:

                   (a) the Fund hereby waives its right to convert the Advantage Shares into shares of Common Stock and warrants to purchase Common Stock pursuant to Section 10(a) of the Certificate; and

                  (b) the Fund hereby waives its right to require the Company to redeem the Advantage Shares pursuant to Section 7(a)(2) of the Certificate.

         2. The parties agree that the Company shall have the right, at its option, to redeem the Advantage Shares at a price of $1,300 per share at any time during the Term without regard to any contrary provisions in the Certificate. If the Advantage Shares are redeemed, all accrued dividends on the Advantage Shares shall be waived by the Fund (without any additional payment by the Company).

          3. For the period beginning on December 8, 1997 and ending on November 20, 1998, the Fund hereby waives its right to an adjustment to the "Ceiling
Price" and the "Conversion Percentage" (as such terms are defined in the Certificate) and waives its right to the "Periodic Amount" pursuant to Section 2(c) of the Registration Rights Agreement. The term "Periodic Amount" is defined in such Section 2(c).

          4. The Fund agrees that none of the transactions  contemplated by this
Agreement  shall  give  rise  to  an  "Optional   Redemption  Event"  under  the
Certificate (as such term is defined in the Certificate).

          5. On the date hereof, the Fund shall receive (a) warrants ("New Warrants") to purchase 100,000 shares of Common Stock at an exercise price of $2.125 per share, the term of which New Warrants shall expire on September 21, 2003, and (b) warrants ("Conversion Warrants") to purchase 389,441 shares of Common Stock at an exercise price of $4.77 per share, the term of which Conversion Warrants shall expire on September 21, 2003. The New Warrants and the Conversion Warrants (collectively, "Additional Warrants") shall be in the form attached hereto as Exhibit A.

          6. The Fund agrees not to sell, transfer or otherwise dispose of (collectively "transfer") any of the Advantage Shares unless, prior to any such proposed transfer, (i) the Company is furnished with written notice of the name and address of such transferee, (ii) at or before the time the Company receives the written notice contemplated by clause (i) of this sentence, the transferee agrees in writing for the benefit of the Company to be bound by all of the provisions contained in this Agreement (including without limitation Exhibit D hereto) following such transfer, (iii) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement, the Certificate, the Securities Act of 1933, as amended ("1933 Act"), and applicable state securities laws, and (iv) the further transfer of such the Advantage Shares by the transferee (and any subsequent transferees) is restricted pursuant to the provisions of this Agreement.

          7. The Fund agrees that, whether or not the Advantage Shares are redeemed during the Term or otherwise, if some or all of the Advantage Shares are, on or after the date hereof, converted into shares of Common Stock pursuant to Section 10 of the Certificate or otherwise, no "Warrants" (as such term is defined in the Certificate) shall be issued to the Fund or any subsequent holder of the Advantage Shares upon such conversion. The Fund and the Company agree to deliver a letter to the Company's transfer agent and registrar (American Stock Transfer & Trust Company), in the form attached hereto as Exhibit D, to this effect and instructing such transfer agent and registrar to issue shares of Common Stock upon exercise of the Additional Warrants.

          8. On the date hereof and as conditions to the effectiveness hereof, the Company and the Fund shall enter into Amendment No. 1 in the form attached hereto as Exhibit B ("Amendment No. 1") to the Registration Rights Agreement and the Company shall deliver to the Fund an opinion of Kirkpatrick & Lockhart LLP substantially in the form attached hereto as Exhibit C.

          9. The Fund represents and warrants to the Company that:

             (a) The Advantage Shares are owned by the Fund free and clear of any and all liens and/or encumbrances;

             (b) Each of this Agreement and Amendment No. 1 has been duly and validly authorized by the Fund, this Agreement has been, and Amendment No. 1 will be, duly executed and delivered on behalf of the Fund and this Agreement is, and Amendment No. 1, when executed and delivered by the Fund, will be, valid and binding obligations of the Fund enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally;

             (c) The Fund is acquiring the Additional Warrants and will purchase the shares of Common Stock issuable on exercise of the Additional Warrants (collectively, the "Shares") for its own account for investment only and not with a view to, or for sale in connection with, the distribution thereof;

             (d) On the date hereof the Fund is, and on each date the Additional Warrants are exercised the Fund will be, an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

             (e) All subsequent offers and sales of the Additional Warrants and the Shares by the Fund shall be made pursuant to registration of such securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

             (f) The Fund has no present intention of distributing or selling the Additional Warrants or the Shares;

             (g) The Fund understands that the Additional Warrants are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Fund's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Fund set forth herein in order to determine the availability of such exemptions and the eligibility of the Fund to acquire the Additional Warrants and to receive an offer of the Shares;

             (h) The Fund and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Additional Warrants and the offer of the Shares that have been requested by the Fund; the Fund and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Fund has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 and (3) proxy statement for the Company's 1998 Annual Meeting of Stockholders (collectively, "SEC Reports"), in each case as filed with the Securities and Exchange Commission ("SEC"); and the Fund understands that its investment in the Shares involves a high degree of risk;

             (i) The Fund has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Additional Warrants and the Shares, and is able to bear the economic risk of this investment for an indefinite period of time; and

             (j) The Fund understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

         10. The Company represents and warrants to the Fund that:

             (a) This Agreement, Amendment No. 1 and the Additional Warrants have been duly and validly authorized by the Company, this Agreement has been, and Amendment No. 1 and the Additional Warrants will be, duly executed and delivered on behalf of the Company and this Agreement is, and Amendment No. 1 and the Additional Warrants, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally;

             (b) The shares of Common Stock, when issued on exercise of the Additional Warrants, will be duly and validly issued, fully paid and nonassessable;

             (c) The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Additional Warrants as contemplated by this Agreement and the other transactions contemplated by this Agreement and Amendment No. 1 do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or the by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound that would have a material adverse effect on the Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company;

             (d) No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of this Agreement and Amendment No. 1 (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto), (2) the issuance of the Additional Warrants as contemplated by this Agreement, (3) the issuance of the Shares and (4) the filing of an additional listing application with Nasdaq with respect to the Shares;

             (e) The SEC Reports do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than (i) the existence of this Agreement and the transactions contemplated thereby, (ii) the fact that an Inconvertibility Notice was required to be sent to the Fund pursuant to Section 7(a)(2) of the Certificate (and the consequences of such requirement), and (iii) the Company's financial condition and results of operations subsequent to June 30, 1998. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since August 6, 1998;

             (f) Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports; and

             (g) The Company has timely filed all required forms, reports and other documents with the SEC. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended.

          11. The Company agrees to file an additional listing application with respect to the Shares with the Nasdaq National Market within 7 days of the date of this Agreement.

          12. The Fund acknowledges that (a) the Additional Warrants and, except as provided in Amendment No. 1, the Shares have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (i) subsequently registered thereunder or (ii) the Fund shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Additional Warrants or the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (b) any resale of the Additional Warrants or the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of the Additional Warrants or the Shares under circumstances in which the seller, or the person through whom the resale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (c) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to Amendment No. 1) or the Additional Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Amendment No. 1).

          13. The Fund acknowledges and agrees that the Additional Warrants shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Additional Warrants):

             These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities and of the shares of common stock issuable upon exercise of these securities are not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired, and such shares of common stock must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

          14. The Fund acknowledges and agrees that, until such time as the Shares have been registered for resale under the 1933 Act as contemplated by Amendment No. 1, the certificates for the Shares issued on exercise of the Additional Warrants shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):

             The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities is not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

          15. On the date hereof, the Company shall pay the Fund $10,000 with respect to the Fund's costs and expenses (including attorneys' fees and expenses) incurred and to be incurred by the Fund in connection with this Agreement, Amendment No. 1 and the transactions contemplated hereby and thereby.

          16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Maryland in any suit or proceeding based on or arising under this Agreement or relating to the Additional Warrants or the Shares, and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon either party, mailed by first class mail, shall be deemed in every respect effective service of process on such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          17. Failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          18. Except as expressly provided herein, all of the terms and provisions of the Certificate shall continue in full force and effect and nothing contained herein shall be deemed to constitute a waiver by the Fund of any of its rights under the Certificate, the Subscription Agreement, the Registration Rights Agreement or any other agreement among the Company and the Fund.

          19. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  V-ONE CORPORATION


                                  By:  _________________________________
                                       Charles B. Griffis, Senior Vice President
                                          and Chief Financial Officer


                                  ADVANTAGE FUND II LTD.


                                  By: _________________________________
                                           W. R. Weber, President

Item 2
------

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities is not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.